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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): November 25, 2003

                                 SLM FUNDING LLC
                   formerly known as SLM FUNDING CORPORATION
             (Exact name of registrant as specified in its charter)

                                          Originator of:

  the Sallie Mae Student Loan Trust 1995-1,       the SLM Student Loan Trust 2001-3,
  the Sallie Mae Student Loan Trust 1996-1,       the SLM Student Loan Trust 2001-4,
  the SLM Student Loan Trust 1996-2,              the SLM Student Loan Trust 2002-1,
  the SLM Student Loan Trust 1996-3,              the SLM Student Loan Trust 2002-2,
  the SLM Student Loan Trust 1996-4,              the SLM Student Loan Trust 2002-3,
  the SLM Student Loan Trust 1997-1,              the SLM Student Loan Trust 2002-4,
  the SLM Student Loan Trust 1997-2,              the SLM Student Loan Trust 2002-5,
  the SLM Student Loan Trust 1997-3,              the SLM Student Loan Trust 2002-6,
  the SLM Student Loan Trust 1997-4,              the SLM Student Loan Trust 2002-7,
  the SLM Student Loan Trust 1998-1,              the SLM Student Loan Trust 2002-8,
  the SLM Student Loan Trust 1998-2,              the SLM Student Loan Trust 2003-1,
  the SLM Student Loan Trust 1999-1,              the SLM Student Loan Trust 2003-2,
  the SLM Student Loan Trust 1999-2,              the SLM Student Loan Trust 2003-3,
  the SLM Student Loan Trust 1999-3,              the SLM Student Loan Trust 2003-4,
  the SLM Student Loan Trust 2000-1,              the SLM Student Loan Trust 2003-5,
  the SLM Student Loan Trust 2000-2,              the SLM Student Loan Trust 2003-6,
  the SLM Student Loan Trust 2000-3,              the SLM Student Loan Trust 2003-7,
  the SLM Student Loan Trust 2000-4,              the SLM Student Loan Trust 2003-8,
  the SLM Student Loan Trust 2001-1,              the SLM Student Loan Trust 2003-9,
  the SLM Student Loan Trust 2001-2,              the SLM Student Loan Trust 2003-10,
                                                  the SLM Student Loan Trust 2003-11, and
                                                  the SLM Student Loan Trust 2003-12.

          DELAWARE             33-95474/333-2502/333-24949/            23-2815650
(State or other Jurisdiction   333-44465/333-30932/333-68660/       (I.R.S. employer
      of formation)                 333-97247/333-104887           Identification No.)
                                 (Commission File Numbers)

                           11600 SALLIE MAE DRIVE
                               RESTON, VA 20193
                    (Address of principal executive offices)

                 Registrant's telephone number: (703) 810-7677

                                       1
                        Exhibit Index appears on Page 5

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ITEM 5. OTHER EVENTS.

     Closing of SLM Student Loan Trust 2003-12.

     Effective as of November 25, 2003 SLM Funding LLC ("SLM Funding"), The Bank of New York, not in its individual capacity but solely as the trustee under the Indenture (the "Indenture Trustee") and Chase Manhattan Bank USA, National Association, not in its individual capacity but solely as eligible lender trustee (the Eligible Lender Trustee") executed and delivered the Amended and Restated Trust Agreement, dated as of November 25, 2003, pursuant to which the SLM Student Loan Trust 2003-12 was formed (the "Trust").

     On November 14, 2003, the following agreements were executed and delivered by the respective parties thereto: the Underwriting Agreement and the Pricing Agreement relating to the Student Loan-Backed Notes to be issued by the Trust, each dated as of November 14, 2003, among SLM Funding, the Student Loan Marketing Association ("Sallie Mae"), and Citigroup Global Markets Inc., Credit Suisse First Boston LLC, and Merrill Lynch, Pierce, Fenner and Smith Incorporated (the "Underwriters").

     In connection with the foregoing, the following agreements were executed and delivered by the respective parties thereto: (a) the Purchase Agreement, dated as of November 25, 2003, by and among SLM Funding, Chase Manhattan Bank USA, National Association, not in its individual capacity but solely as interim eligible lender trustee (the "Interim Eligible Lender Trustee"), and Sallie Mae;
(b) the Interim Trust Agreement, dated as of November 1, 2003, by and between SLM Funding and the Interim Eligible Lender Trustee; (c) the Indenture, dated as of November 1, 2003, by and among the Trust, the Eligible Lender Trustee, Sallie Mae, and the Indenture Trustee; (d) the Sale Agreement, dated as of November 25, 2003, by and among the Trust, Sallie Mae, the Eligible Lender Trustee and the Indenture Trustee; (e) the Purchase Agreement dated as of November 25, 2003, by and among SLM Funding, the Interim Eligible Lender Trustee and Sallie Mae; (f) the Administration Agreement, dated as of November 25, 2003, by and among the Trust, Sallie Mae, the Eligible Lender Trustee, Sallie Mae Servicing L.P. (the "Servicer"), SLM Funding and the Indenture Trustee, and (g) the Servicing Agreement, dated as of November 25, 2003, by and among the Servicer, Sallie Mae, the Trust, the Eligible Lender Trustee and the Indenture Trustee.

     On November 25, 2003, the Trust issued $1,361,943,000 of its publicly-offered Student Loan-Backed Notes.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

    (c) Exhibits

  1.1    Underwriting Agreement relating to the Student Loan-Backed
         Notes, dated as of November 14, 2003, by and among SLM Funding, Sallie
         Mae and the Underwriters.

  1.2 Pricing Agreement relating to the Student Loan-Backed Notes, dated as of November 14, 2003, by and among SLM Funding, Sallie Mae and the Underwriters.

  4.1    The Amended and Restated Trust Agreement, dated as of November 25,
         2003, by and among SLM Funding, the Indenture Trustee and the Eligible
         Lender Trustee.

  4.2 Interim Trust Agreement, dated as of November 1, 2003, by and between SLM Funding and the Interim Eligible Lender
         Trustee.

  4.3 Indenture, dated as of November 1, 2003, by and among the Trust, the Eligible Lender Trustee, Sallie Mae and the
         Indenture Trustee.

 99.1 Purchase Agreement, dated as of November 25, 2003, by and among SLM Funding, the Interim Eligible Lender Trustee and
         Sallie Mae.

 99.2 Sale Agreement, dated as of November 25, 2003, by and among SLM Funding, the Interim Eligible Lender Trustee, the
         Eligible Lender Trustee and the Trust.

  99.3 Administration Agreement, dated as of November 25, 2003, by and among the Trust, Sallie Mae, SLM Funding, the Eligible
         Lender Trustee, the Servicer and the Indenture Trustee.

 99.4 Servicing Agreement, dated as of November 25, 2003, by and among the Servicer, Sallie Mae, the Trust, the Eligible
         Lender Trustee and the Indenture Trustee.


                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 25, 2003                                 SLM FUNDING LLC

                                                       By: /s/ MARK L. HELEEN
                                                           ---------------------
                                                           Name: Mark L. Heleen
                                                           Title: Vice President

                                INDEX TO EXHIBIT

EXHIBIT
NUMBER                                            EXHIBIT
-------                 ------------------------------------------------------------
         1.1            Underwriting Agreement relating to the Student Loan-Backed
                        Notes, dated as of November 14, 2003, by and among SLM Funding,
                        Sallie Mae and the Underwriters.

         1.2            Pricing Agreement relating to the Student Loan-Backed Notes, dated as of November 14, 2003, by and among SLM Funding, Sallie
                        Mae and the Underwriters.

         4.1            The Amended and Restated Trust Agreement, dated as of
                        November 25, 2003, by and among SLM Funding, the Indenture Trustee and the Eligible Lender Trustee.

         4.2 Interim Trust Agreement, dated as of November 1, 2003, by and between SLM Funding and the Interim Eligible Lender
                        Trustee.

         4.3 Indenture, dated as of November 1, 2003, by and among the Trust, the Eligible Lender Trustee, Sallie Mae and the
                        Indenture Trustee.

        99.1 Purchase Agreement, dated as of November 25, 2003, by and among SLM Funding, the Interim Eligible Lender Trustee and
                        Sallie Mae.

        99.2            Sale Agreement, dated as of November 25, 2003, by and among
                        SLM Funding, the Interim Eligible Lender Trustee, the
                        Eligible Lender Trustee and the Trust.

        99.3            Administration Agreement, dated as of November 25, 2003, by and among the Trust, Sallie Mae, SLM Funding, the Eligible
                        Lender Trustee, the Servicer and the Indenture Trustee.


        99.4 Servicing Agreement, dated as of November 25, 2003, by and among the Servicer, Sallie Mae, the Trust, the Eligible
                        Lender Trustee and the Indenture Trustee.
